UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 85.5%
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.5%
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	$1,135,664	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	455,000	EUR	660,776	(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	345,634	(b)

Total Auto Components					2,142,074

Automobiles - 0.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000		219,000

Distributors - 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	600,000		582,000

Diversified Consumer Services - 0.9%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	173,666	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	380,000	GBP	668,400
EC Finance PLC, Senior Secured Notes	5.125%	7/15/21	920,000	EUR	1,175,776	(b)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	300,000		333,000
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	725,000	GBP	1,083,658	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		773,187

Total Diversified Consumer Services					4,207,687

Hotels, Restaurants & Leisure - 4.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,460,000		1,458,175	(b)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	570,000		530,100	(b)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	290,690		299,120	(b)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,714,862		1,558,295	(b)(c)(d)(e)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,340,000		1,262,950	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,081,575
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	700,000		658,000	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		315,000	(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,080,000		1,144,800	(b)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,286,000	GBP	2,215,099	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	570,000		570,000	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,500,000		1,547,812	(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	430,000		445,050	(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,300,000		1,381,250	(b)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,386,959	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	2,160,000		2,084,400	(b)
MGM Resorts International, Senior Notes	6.625%	12/15/21	520,000		551,200
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	910,000		900,900	(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,370,000		1,465,900
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	200,000		204,500

Total Hotels, Restaurants & Leisure					21,061,085

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - 1.8%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,270,000		$1,343,025	(b)(e)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,510,000		1,600,600
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	980,000		1,003,275
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	673,000		755,442
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,150,000		1,247,750
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	620,000		630,850	(b)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,890,000		1,880,550	(b)

Total Household Durables					8,461,492

Media - 5.1%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,020,000		1,055,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	460,000		447,350
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	70,000		71,925
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,010,000		2,055,225
Gannett Co. Inc., Senior Notes	4.875%	9/15/21	490,000		475,300	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	720,000		707,400	(b)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,050,000		883,869
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,188,506	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,140,000		1,179,900	(b)
MediaNews Group Inc.	12.000%	12/31/18	700,000		700,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,209,203		2,551,629	(b)(e)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,000,000		2,017,500	(b)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	500,000		499,375	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,470,000		2,667,600	(b)
Ottawa Holdings Pte Ltd., Senior Secured Notes	5.875%	5/16/18	1,650,000		1,452,000	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	290,000	EUR	433,498	(b)(e)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	440,000		443,300
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	475,000	EUR	660,694	(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	270,000		286,875	(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	680,000		731,000	(b)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	990,000	GBP	1,600,156	(b)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	220,000	GBP	360,130	(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,000,000		962,500	(b)

Total Media					23,431,432

Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	500,000		528,750	(b)(e)

Specialty Retail - 1.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	360,000	GBP	643,435	(b)
American Greetings Corp., Senior Notes	7.375%	12/1/21	60,000		62,850
CST Brands Inc., Senior Notes	5.000%	5/1/23	470,000		460,600
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,530,000		1,606,500	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	300,000	EUR	166,723	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,416,356	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	980,000		972,650	(b)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	610,000		593,225	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000		1,848,000	(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	990,000		1,002,375	(b)(e)

Total Specialty Retail					8,772,714

Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		747,400	(b)
Hanesbrands Inc., Senior Notes	6.375%	12/15/20	950,000		1,004,150

Total Textiles, Apparel & Luxury Goods					1,751,550

TOTAL CONSUMER DISCRETIONARY					71,157,784

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER STAPLES - 5.0%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	910,000		$944,125	(b)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,070,000		1,047,263
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	1,360,000		1,509,600

Total Beverages					3,500,988

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,280,000		1,208,000	(b)

Food Products - 3.6%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	320,000	GBP	468,188	(b)
Corporacion Azucarera del Peru SA, Senior Notes	6.375%	8/2/22	650,000		601,250	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,140,000		1,132,875	(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,050,000		1,026,375	(b)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,450,000		1,482,625	(b)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	490,000	EUR	614,253	(b)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,700,000		1,658,350	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,310,000		1,395,150	(b)
Premier Foods PLC, Senior Secured Notes	6.500%	3/15/21	140,000	GBP	201,655	(b)
R&R Ice Cream PLC, Senior Secured Notes	4.750%	5/15/20	160,000	EUR	199,309	(b)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	140,000	GBP	219,376	(b)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	1,080,000	AUD	953,208	(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,280,000		1,270,400	(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,100,000		1,116,500	(b)
Tonon Bioenergia S.A., Senior Notes	9.250%	1/24/20	1,500,000		1,290,765	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	800,000		513,256	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,400,000		1,207,500	(b)
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	1,270,000		1,285,875

Total Food Products					16,636,910

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	620,000		651,775

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,220,000		1,195,600

TOTAL CONSUMER STAPLES					23,193,273

ENERGY - 15.6%
Energy Equipment & Services - 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,610,000		1,658,300
CGG, Senior Notes	6.500%	6/1/21	870,000		765,600
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	440,000		430,100	(b)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,300,000		1,283,750	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	700,000		679,000
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	570,000		498,750	(b)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,000,000		783,750	(b)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	770,000		735,350	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	790,000		764,325
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	1,510,000		1,604,375	(b)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	840,000		848,400	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,200,000		1,086,000	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000		280,550	(b)

Total Energy Equipment & Services					11,418,250

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 13.1%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	1,520,000	$1,611,200
Antero Resources Corp., Senior Notes	5.125%	12/1/22	1,200,000	1,168,500	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,950,000	1,140,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	430,000	402,588
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,000,000	982,500
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	710,000	692,250
California Resources Corp., Senior Notes	6.000%	11/15/24	1,680,000	1,730,400	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,080,000	1,193,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	290,000	276,950	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	900,000	983,250
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	710,000	688,700
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,030,000	1,133,000
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	870,000	860,212	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,217,760	1,953,015	(b)(e)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,280,000	1,289,600
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	540,000	553,500
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,910,000	2,354,075
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	900,000	857,250
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	310,000	324,725	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,270,000	1,298,575
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,170,000	1,158,300
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	630,000	670,950	(b)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	670,000	653,250	(b)
Indo Energy Finance BV, Senior Secured Notes	7.000%	5/7/18	1,450,000	1,384,750	(a)
Jupiter Resources Inc., Senior Notes	8.500%	10/1/22	530,000	471,700	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	530,000	519,400
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,500,000	1,593,750
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,730,000	1,794,875	(b)
MIE Holdings Corp., Senior Notes	7.500%	4/25/19	1,400,000	1,431,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,060,000	1,637,700	(g)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	960,000	1,000,800
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,050,000	1,160,250	(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	560,000	578,200
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,040,000	1,058,200
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	670,000	657,438	(b)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	810,000	846,450	(b)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	940,000	947,050	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,409,325	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000	1,108,787	(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	620,000	602,950
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,270,000	1,308,417	(b)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,500,000	1,462,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	990,000	658,350
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	1,020,000	1,005,975

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	500,000		$486,250
Rex Energy Corp., Senior Notes	6.250%	8/1/22	240,000		232,500	(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,040,000		1,019,200	(b)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	540,000		558,900	(b)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	570,000		574,275	(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,070,000		1,888,875
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,770,000		1,902,750
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	520,000		516,256	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000		1,149,950	(b)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	770,000		777,700	(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	740,000		795,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,330,000		1,306,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	537,000		574,590
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	390,000		384,638	(b)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,250,000		1,262,500	(b)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	520,000		547,300

Total Oil, Gas & Consumable Fuels					60,593,216

TOTAL ENERGY					72,011,466

FINANCIALS - 8.2%
Banks - 4.0%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	700,000	EUR	878,641	(a)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	300,000	EUR	353,339	(a)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	114,306	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,215,114	(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000		785,845
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,160,000		2,173,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,560,000		1,552,200
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000		148,760	(f)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	310,000		410,750	(b)(f)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000		778,875	(b)(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	820,000		820,000	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	770,000		735,350	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,680,000		1,719,176	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,569,725	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000		777,145
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		586,864
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,750,000	AUD	2,839,477	(a)(f)

Total Banks					18,459,067

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	520,000		650,000
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	860,000		880,425
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,060,000		1,195,150
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	890,000		890,000	(b)

Total Consumer Finance					3,615,575

Diversified Financial Services - 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	900,000		874,125	(b)
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,456,865	EUR	1,210,227	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - (continued)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000		$1,183,750
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,445,000

Total Diversified Financial Services					5,713,102

Insurance - 0.1%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	600,000		631,500	(b)

Real Estate Investment Trusts (REITs) - 1.1%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	1,260,000		1,255,275
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,270,000		1,276,350	(b)
Geo Group Inc., Senior Notes	5.875%	10/15/24	1,160,000		1,168,700
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	1,450,000		1,457,250	(a)

Total Real Estate Investment Trusts (REITs)					5,157,575

Real Estate Management & Development - 1.0%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,540,000		1,597,750	(b)
KWG Property Holding Ltd., Senior Notes	8.975%	1/14/19	1,400,000		1,393,000	(a)
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	1,400,000		1,407,000	(a)

Total Real Estate Management & Development					4,397,750

TOTAL FINANCIALS					37,974,569

HEALTH CARE - 4.1%
Health Care Equipment & Supplies - 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	910,000		912,275
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,590,000		2,580,287

Total Health Care Equipment & Supplies					3,492,562

Health Care Providers & Services - 2.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		954,030
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	490,000		507,150
Centene Corp., Senior Notes	4.750%	5/15/22	402,000		403,508
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,380,000		1,452,450
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,010,500
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,110,000		1,094,737
HomeVi SAS, Senior Secured Bonds	6.875%	8/15/21	2,140,000	EUR	2,780,640	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,620,000		1,701,000
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,390,000	EUR	1,749,495	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	850,000		803,250

Total Health Care Providers & Services					12,456,760

Pharmaceuticals - 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	620,000	EUR	845,739	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,000,000		1,013,625	(b)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	950,000		1,030,750	(b)

Total Pharmaceuticals					2,890,114

TOTAL HEALTH CARE					18,839,436

INDUSTRIALS - 15.8%
Aerospace & Defense - 1.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,900,000		1,907,125	(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,920,000		2,085,600

Erickson Inc., Secured Notes	8.250%	5/1/20	1,892,000		1,806,860
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	770,000		773,850	(b)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,240,000		1,226,050	(b)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	460,000		455,400

Total Aerospace & Defense					8,254,885

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	710,000		$736,625	(b)

Airlines - 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		345,560	(b)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	815,614		909,410
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	1,045,902		1,082,508	(b)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,482,493		1,526,968	(b)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,264,809		1,410,262	(b)
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,340,000		1,343,350
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	1,020,000		1,014,900
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	104,621		110,375
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	82,646		91,738
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	556,451		600,967

Total Airlines					8,436,038

Building Products - 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,450,000		1,388,375	(b)
Griffon Corp., Senior Notes	5.250%	3/1/22	2,330,000		2,228,062
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		685,750	(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,186,990	(b)

Total Building Products					5,489,177

Commercial Services & Supplies - 1.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	410,000		410,000	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		956,250	(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,520,000		1,573,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	566,000		608,450	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	540,000		529,200	(b)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	3,250,000		3,298,750
West Corp., Senior Notes	5.375%	7/15/22	1,580,000		1,461,500	(b)

Total Commercial Services & Supplies					8,837,350

Construction & Engineering - 2.9%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	1,240,000		1,253,950	(b)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	790,000	EUR	1,050,195	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,400,000		1,298,500	(b)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	3,020,000		3,143,345	(b)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	1,000,000	EUR	1,229,895	(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,540,000		1,532,300	(b)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,340,000		1,360,100	(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,060,000		1,073,250	(b)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	1,500,000		1,443,750	(b)

Total Construction & Engineering					13,385,285

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electrical Equipment - 0.8%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		$883,550	(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	790,000		829,500	(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	150,000	EUR	196,562	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	265,670	(b)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	1,320,000		1,316,700

Total Electrical Equipment					3,491,982

Engineering & Construction - 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	530,000	EUR	669,082	(b)

Machinery - 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	730,000		781,100	(b)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,090,000		3,259,950	(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,115,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	520,000		568,100	(b)

Total Machinery					5,724,150

Marine - 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,004,162		846,747	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	75,000		75,469
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,730,000		1,678,100	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,250,000		1,325,000

Total Marine					3,925,316

Road & Rail - 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,010,000		1,057,975	(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	440,000		448,800	(b)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	520,000		531,700	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,980,000		2,135,925	(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	640,000		641,600	(b)

Total Road & Rail					4,816,000

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	1,160,000		1,168,700	(b)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,130,000		1,203,450	(b)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,000,000		1,072,500

Total Trading Companies & Distributors					3,444,650

Transportation - 1.2%
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,458,823	(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,550,000		1,581,000	(b)(e)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,410,000		1,402,950	(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,110,000		1,121,100	(b)

Total Transportation					5,563,873

TOTAL INDUSTRIALS					72,774,413

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 2.3%
Electronic Equipment, Instruments & Components - 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		$1,493,500
Zebra Technologies Corp., Senior Notes	7.250%	10/15/22	800,000		800,000	(b)

Total Electronic Equipment, Instruments & Components					2,293,500

Internet Software & Services - 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	800,000		916,000

IT Services - 1.1%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	920,000		894,700	(b)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	900,000		855,000	(b)
First Data Corp., Secured Notes	8.750%	1/15/22	360,000		383,400	(b)(e)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,909,000		2,219,212
Interactive Data Corp., Senior Notes	5.875%	4/15/19	570,000		570,713	(b)

Total IT Services					4,923,025

Software - 0.5%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	160,000		166,400	(b)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	1,000,000		1,042,500	(b)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	600,000		639,000	(b)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	713,000		734,390	(b)

Total Software					2,582,290

TOTAL INFORMATION TECHNOLOGY					10,714,815

MATERIALS - 9.4%
Chemicals - 0.9%
Axiall Corp., Senior Notes	4.875%	5/15/23	930,000		896,287
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	600,000		606,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	800,000		817,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	530,000		536,625	(b)(e)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	667,295	(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	713,216	(b)

Total Chemicals					4,236,423

Construction Materials - 1.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	940,000		923,550	(b)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	2,450,000		2,366,700	(b)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,100,000		1,067,000	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		742,500	(b)

Total Construction Materials					5,099,750

Containers & Packaging - 2.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	870,000		878,700	(b)(e)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000		1,082,500	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,170,000		1,172,925	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.234%	12/15/19	1,810,000		1,757,963	(b)(f)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,070,000		1,080,700	(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,590,000		1,669,500	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,110,000		1,187,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,570,000		1,605,325
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	660,000	EUR	812,773	(b)

Total Containers & Packaging					11,248,086

Metals & Mining - 3.8%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	690,000		693,450	(b)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	940,000		817,800	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,180,000		1,112,150
Evraz Group SA, Notes	6.750%	4/27/18	3,390,000		3,267,418	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		523,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	350,000		$360,500	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	540,000		560,250	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,830,000		1,868,887	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,220,000		189,100	(b)(d)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,899		0	(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	650,000		731,250	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,080,000		1,142,100
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,880,000	EUR	2,494,449	(b)(e)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,000,000		845,000	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,140,000		1,256,850
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	300,000		327,750
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	790,000		807,775	(b)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	380,000		347,700	(b)

Total Metals & Mining					17,346,179

Paper & Forest Products - 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,100,000		1,766,625	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,680,000		1,561,350
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		759,200	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,370,000		1,383,700

Total Paper & Forest Products					5,470,875

TOTAL MATERIALS					43,401,313

TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 3.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,640,000		1,640,000	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,420,000		1,462,600
CenturyLink Inc., Senior Notes	6.750%	12/1/23	480,000		516,600
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,280,000		1,350,400	(b)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	700,000		724,570	(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,000,000		958,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,090,000		1,167,663
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	2,230,000		2,361,012
Oi SA, Senior Notes	5.750%	2/10/22	950,000		897,845	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	550,000		539,715	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,000,000		1,078,750
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	500,000		561,250
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,301,668	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	410,000		422,300

Total Diversified Telecommunication Services					14,983,123

Wireless Telecommunication Services - 3.9%
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	780,000		824,281	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,485,404	(b)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	570,000	EUR	754,136	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,540,000		2,438,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,165,000		2,373,381
Sprint Corp., Senior Notes	7.875%	9/15/23	3,750,000		3,984,375	(b)
Sprint Corp., Senior Notes	7.125%	6/15/24	710,000		717,988	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,730,000		1,732,162
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		3,624,075	(b)

Total Wireless Telecommunication Services					17,934,202

TOTAL TELECOMMUNICATION SERVICES					32,917,325

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 2.6%
Electric Utilities - 0.7%
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	170,681		$182,202
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,397,000		2,564,790
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	417,448		427,884

Total Electric Utilities					3,174,876

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,140,000		1,091,550

Independent Power and Renewable Electricity Producers - 1.7%
AES Corp., Senior Notes	4.875%	5/15/23	550,000		525,250
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000		111,650
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	1,540,000		1,636,250	(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	850,000		0	(c)(d)(g)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,015,000		2,140,937	(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,770,000		1,871,775	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,266,583		1,405,907

Total Independent Power and Renewable Electricity Producers					7,691,769

TOTAL UTILITIES					11,958,195

TOTAL CORPORATE BONDS & NOTES (Cost - $397,389,636)					394,942,589

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.2%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000		404,250

Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	528,000		528,000	(b)(c)(d)

TOTAL MATERIALS					932,250

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,869,600	MXN	271,451	(b)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,238,465)					1,203,701

SENIOR LOANS - 4.2%
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.9%
Burger King Newco, Senior Secured Bridge Loan	—	11/26/14	1,480,000		1,480,000	(d)(c)(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,160,000		1,177,400	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,500,000		1,627,500	(k)(l)

Total Hotels, Restaurants & Leisure					4,284,900

Household Durables - 0.1%
William Lyon Homes Inc., Bridge Term Loan	—	8/12/22	505,384		505,384	(c)(j)

Specialty Retail - 0.5%
Camping World Inc., Term Loan	5.750%	2/20/20	1,864,375		1,871,367	(k)(l)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000		480,000	(k)(l)

Total Specialty Retail					2,351,367

TOTAL CONSUMER DISCRETIONARY					7,141,651

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000		$577,100	(k)(l)

HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	930,000		930,581	(k)(l)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	1,290,000		1,283,550	(d)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,700,000		1,706,375	(k)(l)

TOTAL HEALTH CARE					3,920,506

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	600,000	EUR	791,933	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,160,000		1,197,700	(k)(l)

TOTAL MATERIALS					1,989,633

UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	4,201,546		4,188,416	(k)(l)
TPF II LC LLC, New Term Loan B	—	9/11/21	1,790,000		1,790,000	(j)

TOTAL UTILITIES					5,978,416

TOTAL SENIOR LOANS (Cost - $19,550,077)					19,607,306

SOVEREIGN BONDS - 4.1%
Brazil - 0.4%
Federative Republic of Brazil, Notes	10.000%	1/1/17	4,892,000	BRL	1,917,824

Mexico - 1.6%
United Mexican States, Bonds	6.500%	6/9/22	95,765,000	MXN	7,399,685

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - 2.1%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	6,423,000	$5,491,665	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,309,000	4,400,528	(a)

Total Venezuela				9,892,193

TOTAL SOVEREIGN BONDS (Cost - $20,845,826)				19,209,702

			SHARES
COMMON STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Ford Motor Co.			77,446	1,145,426

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			90,995	0	*(c)(d)(i)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	163,878	(d)

TOTAL CONSUMER DISCRETIONARY				1,309,304

ENERGY - 0.8%
Energy Equipment & Services - 0.8%
KCAD Holdings I Ltd.			395,216,044	3,634,802	(c)(d)

FINANCIALS - 1.1%
Banks - 1.0%
Citigroup Inc.			57,244	2,966,384
JPMorgan Chase & Co.			24,291	1,463,290

Total Banks				4,429,674

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			15,365	571,578	*

TOTAL FINANCIALS				5,001,252

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc.			17,200	825,600	*(c)(d)

INDUSTRIALS - 0.7%
Marine - 0.7%
DeepOcean Group Holding AS			111,638	3,164,714	(c)(d)
Horizon Lines Inc., Class A Shares			781,280	320,325	*

TOTAL INDUSTRIALS				3,485,039

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY		SHARES	VALUE
MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.		512,776	$29,632	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.		10,212	8	*(d)

TOTAL COMMON STOCKS (Cost - $15,726,571)			14,285,637

	RATE
PREFERRED STOCKS - 2.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp.	6.000%	3,900	381,225	*

FINANCIALS - 2.0%
Consumer Finance - 1.7%
GMAC Capital Trust I	8.125%	295,925	7,874,564	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%	56,875	1,531,075	(f)

TOTAL FINANCIALS			9,405,639

TOTAL PREFERRED STOCKS (Cost - $9,594,391)			9,786,864

	EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Jack Cooper Holdings Corp.	12/15/17	3,438	567,270	*(b)
Jack Cooper Holdings Corp.	5/6/18	1,123	185,295	*(b)

TOTAL WARRANTS (Cost - $61,397)			752,565

TOTAL INVESTMENTS - 99.5% (Cost - $464,406,363#)			459,788,364
Other Assets in Excess of Liabilities - 0.5%			2,188,415

TOTAL NET ASSETS - 100.0%			$461,976,779

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of September 30, 2014.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	- Australian Dollar
BRL	- Brazilian Real
EUR	- Euro
GBP	- British Pound
MXN	- Mexican Peso

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Summary of Investments by Country **

United States	63.7%
United Kingdom	6.2
Brazil	3.7
Mexico	3.6
Luxembourg	2.7
France	2.7
Venezuela	2.2
Russia	1.9
Australia	1.4
Canada	1.2
Germany	1.1
Netherlands	1.0
Hong Kong	0.9
Ireland	0.9
Spain	0.8
Norway	0.7
Cayman Islands	0.6
Singapore	0.6
South Africa	0.5
Macau	0.5
Sweden	0.4
Poland	0.4
Switzerland	0.3
Colombia	0.3
China	0.3
Portugal	0.3
Bahamas	0.3
United Arab Emirates	0.3
Italy	0.2
Jamaica	0.2
Peru	0.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate Bonds & Notes:
Consumer discretionary	—	$68,600,369	$2,557,415		$71,157,784
Materials	—	43,401,313	0	*	43,401,313
Utilities	—	11,958,195	0	*	11,958,195
Other corporate bonds & notes	—	268,425,297	—		268,425,297
Convertible Bonds & Notes:
Materials	—	404,250	528,000		932,250
Other convertible bonds & notes		271,451	—		271,451
Senior Loans:
Consumer discretionary	—	6,636,267	505,384		7,141,651
Other senior loans	—	12,465,655	—		12,465,655
Sovereign Bonds	—	19,209,702	—		19,209,702
Common stocks:
Consumer discretionary	$1,145,426	163,878	0	*	1,309,304
Energy	—	—	3,634,802		3,634,802
Health care	—	—	825,600		825,600
Industrials	320,325	—	3,164,714		3,485,039
Other common stocks	5,030,892	—	—		5,030,892
Preferred Stocks	9,786,864	—	—		9,786,864
Warrants	—	752,565	—		752,565

Total investments	$16,283,507	$432,288,942	$11,215,915		$459,788,364

Other financial instruments:
Futures contracts	$314,003	—	—		$314,003
Forward foreign currency contracts	—	$2,887,624	—		2,887,624
Centrally cleared credit default swaps on credit indices - buy protection	—	248,269	—		248,269

Total other financial instruments	$314,003	$3,135,893	—		$3,449,896

Total	$16,597,510	$435,424,835	$11,215,915		$463,238,260

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$981,439	—		$981,439

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES						CONVERTIBLE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	MATERIALS		UTILITIES		MATERIALS	TOTAL
Balance as of December 31, 2013	$2,195,256	$2,989,281	$226,667		$0	*	—	$5,411,204
Accrued premiums/discounts	19,247	10,550	—		—		—	29,797
Realized gain (loss)	—	(155,332)	112,998		—		—	(42,334)
Change in unrealized appreciation (depreciation)[1]	(117,673)	(259,132)	—		—		—	(376,805)
Purchases	460,585	225,890	113,335		—		$528,000	1,327,810
Sales	—	(858,242)	(453,000)		—		—	(1,311,242)
Transfers into Level 3	—	—	—		—		—	—
Transfers out of Level 3[2]	—	(1,953,015)	—		—		—	(1,953,015)

Balance as of September 30, 2014	$2,557,415	—	$0	*	$0	*	$528,000	$3,085,415

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(117,673)	—	—		—		—	$(117,673)

	SENIOR LOANS	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	ENERGY		HEALTH CARE		INDUSTRIALS	TOTAL
Balance as of December 31, 2013	—	$181,990	$3,369,612		—		$3,679,086	$7,230,688
Accrued premiums/discounts	—	—	—		—		—	—
Realized gain (loss)	—	—	—		—		—	—
Change in unrealized appreciation (depreciation)[1]	—	(18,112)	265,190		$(590,920)		(514,372)	(858,214)
Purchases	$505,384	—	—		1,416,520		—	1,921,904
Sales	—	—	—		—		—	—
Transfers into Level 3	—	—	—		—		—	—
Transfers out of Level 3[2]	—	(163,878)	—		—		—	(163,878)

Balance as of September 30, 2014	$505,384	$0 *	$3,634,802		$825,600		$3,164,714	$8,130,500

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	—	$(181,990)	$265,190		$(590,920)		$(514,372)	$(1,022,092)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to

Notes to Schedule of Investments (unaudited) (continued)

an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $981,439. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,144,491
Gross unrealized depreciation	(19,762,490)

Net unrealized depreciation	$(4,617,999)

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	384	12/14	$48,170,533	$47,862,000	$308,533
U.S. Treasury Long-Term Bonds	7	12/14	970,813	965,343	5,470

Net unrealized appreciation on open futures contracts					$314,003

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
British Pound	Citibank N.A.	3,000,000	$4,861,634	11/14/14	$(154,633)
British Pound	Citibank N.A.	2,300,000	3,727,253	11/14/14	(98,878)
British Pound	Citibank N.A.	800,000	1,296,436	11/14/14	(15,113)
Euro	Citibank N.A.	5,590,000	7,062,499	11/14/14	(408,765)
Euro	Citibank N.A.	3,700,000	4,674,642	11/14/14	(274,623)
Euro	Goldman Sachs & Co.	926,514	1,170,573	11/14/14	(29,427)

					(981,439)

Contracts to Sell:
Australian Dollar	Citibank N.A.	1,100,000	960,171	11/14/14	53,337
British Pound	BNP Paribas	406,233	658,319	11/14/14	25,071
British Pound	Citibank N.A.	6,968,252	11,292,364	11/14/14	404,231
British Pound	UBS AG	3,322,138	5,383,674	11/14/14	211,435
Euro	Citibank N.A.	10,526,577	13,299,452	11/14/14	801,918
Euro	Goldman Sachs & Co.	6,339,269	8,009,138	11/14/14	467,859
Euro	JP Morgan Chase & Co.	997,042	1,259,680	11/14/14	76,002
Euro	UBS AG	11,310,500	14,289,874	11/14/14	847,771

					2,887,624

Net unrealized appreciation on open forward foreign currency contracts					$1,906,185

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTOFLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
BNP Paribas (Markit CDX.NA.HY.22 Index)	$9,396,090	6/20/19	5.000% quarterly	$(568,541)	$(807,124)	$238,583
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	2,623,500	6/20/19	5.000% quarterly	(158,743)	(168,429)	9,686

Total	$12,019,590			$(727,284)	$(975,553)	$248,269

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate Risk	$314,003	—	—	—	$314,003
Foreign Exchange Risk	—	$2,887,624	$(981,439)	—	1,906,185
Credit Risk	—	—	—	$248,269	248,269

Total	$314,003	$2,887,624	$(981,439)	$248,269	$2,468,457

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$36,741,684
Forward foreign currency contracts (to buy)	7,431,886
Forward foreign currency contracts (to sell)	59,387,739

Average Notional Balance
Credit default swap contracts (to buy protection)	$21,134,468

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014